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                                                                    Exhibit 3(a)

                             THE CLEVELAND ELECTRIC

                              ILLUMINATING COMPANY

                                AMENDED ARTICLES

                                       OF

                                 INCORPORATION

                            EFFECTIVE MARCH 30, 1994

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                        AMENDED ARTICLES OF INCORPORATION
                                       OF
                   THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                            Effective March 30, 1994

                  ARTICLE ONE. The name of the Corporation shall be The Cleveland Electric Illuminating Company.

                  ARTICLE TWO. The place in the State of Ohio where the principal office of the Corporation shall be located is the City of Cleveland in the County of Cuyahoga.

                  ARTICLE THREE. The purposes for which the Corporation is formed are as follows:

                  A. To manufacture, generate, develop, create and produce from any source and by any means, and to purchase, otherwise acquire, use, transmit, transport, distribute, sell, exchange, lease as lessor or as lessee, otherwise dispose of, grant licenses with respect to, furnish any kind of service by means of and engage in research with respect to, any kind or form of electricity, energy, radiation, light, refrigeration, heat, water, steam, gas and fuel;

                  B. To purchase, otherwise acquire, hold, use, improve, develop, build, manufacture, repair, sell, exchange, encumber, lease as lessor or as lessee, otherwise dispose of, grant licences with respect to, furnish any kind of service by means of and engage in research with respect to, any kind or form of tangible and intangible personal property and any kind or form of real estate, interests therein, buildings and structures;

                  C. To purchase, otherwise acquire, hold, sell, assign, exchange, encumber and otherwise dispose of shares of stock and other securities of whatever nature issued by other corporations, governments, firms, trusts and Individuals, both domestic and foreign; and

                  D. To do any and all things and transact any and all business incidental to the foregoing.

                  ARTICLE FOUR. The authorized number of shares of the Corporation is 112,000,000 consisting of 4,000,000 shares of Serial Preferred Stock without par value (hereinafter called "Serial Preferred Stock"), 3,000,000 shares of Preference Stock without par value (hereinafter called "Preference Stock") and 105,000,000 shares of Common Stock without par value (hereinafter called "Common Stock").

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                                   DIVISION A

The Serial Preferred Stock shall have the following express terms:

Section 1. Series. The Serial Preferred Stock may be issued from time to time in one or more series. All shares of Serial Preferred Stock shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the date from which dividends are cumulative. Subject to the provisions of Sections 2 to 7, both inclusive, of this Division, which provisions shall apply to all Serial Preferred Stock, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section) the following:

         (a) The designation of the series, which may be by distinguishing number, letter or title;

         (b) The number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from tine to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

         (c)      The annual dividend rate or rates of the series;

         (d) The dates on which and the period or periods for which dividends, if declared, shall be payable and the date or dates from which dividends shall accrue and be cumulative;

         (e) The redemption rights and price or prices, if any, for shares of the series;

         (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

         (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

         (h) Whether the shares of the series shall be convertible into Common Stock or shares of any other class and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

         (i) Restrictions (in addition to those set forth in Sections 5(c) and 5(d) of this Division) on the issuance of shares of the same series or of any other class or series.

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The Board of Directors is authorized to adopt from time to time amendments to the Amended Articles of Incorporation fixing, with respect to each such series, the matters described in clauses (a) to (i), both inclusive, of this Section.

Section 2. Dividends.

         (a) The holders of Serial Preferred Stock of each series, in preference to the holders of Common Stock and of any other class of shares ranking junior to the Serial Preferred Stock, shall be entitled to receive out of any funds legally available and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 of this Division and no more, payable on the dates fixed for such series. Such dividends shall be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Serial Preferred Stock for any dividend period unless at the same time a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Serial Preferred Stock of all series then issued and outstanding and entitled to receive such dividend.

         (b) So long as any Serial Preferred Stock shall be outstanding no dividend, except a dividend payable in Common Stock or other shares ranking Junior to the Serial Preferred Stock, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Stock or any other shares ranking junior to the Serial Preferred Stock, nor shall any Common Stock or any other shares ranking junior to the Serial Preferred Stock be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Stock or other shares of the Corporation ranking junior to the Serial Preferred Stock received by the Corporation subsequent to the date of first issuance of Serial Preferred Stock of any series, unless:

                  (1) All accrued and unpaid dividends on Serial Preferred Stock, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart; and

                  (2) There shall be no arrearages with respect to the redemption of Serial Preferred Stock of any series from any sinking fund provided for shares of such series in accordance with the provisions of Section 1 of this Division.

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Section 3. Redemption.

         (a) Subject to the express terms of each series and to the provisions of Section 5(c)(3) of this Division, the
                  Corporation:

                  (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Serial Preferred Stock at the time outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Division; and

                  (2) Shall, from time to time, make such redemptions of each series of Serial Preferred Stock as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Division;

                  and shall in each case pay all accrued and unpaid dividends to the redemption date.

         (b)      (1)      Notice of every such redemption shall be mailed,
                           postage prepaid, to the holders of record of the Serial Preferred Stock to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 60 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to
                           Section 1(e) of this Division prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of the shares of Serial Preferred Stock to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Cleveland, Ohio or New York, New York, having capital and surplus of not less than $25,000,000, named in such notice, directed to be paid to the respective holders of the shares of Serial Preferred Stock so to be redeemed, in amounts equal to the redemption price of all shares of Serial Preferred Stock so to be redeemed, on surrender of the stock certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no interest or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise, before the redemption date, any unexpired privileges of conversion. In the event less than all of the outstanding shares of Serial Preferred Stock are to be redeemed, the Corporation shall select by lot the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

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                  (2)      If the holders of shares of Serial Preferred Stock
                           which have been called for redemption shall not, within 6 years after such deposit, claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company and the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

         (c) Any shares of Serial Preferred Stock which are (1) redeemed by the Corporation pursuant to the provisions of this Section,
                  (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation, shall resume the status of authorized but unissued shares of Serial Preferred Stock without serial designation.

Section 4. Liquidation.

         (a)      (1)      the holders of Serial Preferred Stock of any series
                           shall, in the event of voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Stock or any other shares ranking junior to the Serial
                           Preferred Stock, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Division, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding shares of Serial Preferred Stock of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon outstanding shares of Serial
                           Preferred Stock in proportion to the full preferential amount to which each such share is entitled.

                  (2) After payment to the holders of Serial Preferred Stock of the full preferential amounts as aforesaid, the holders of Serial Preferred Stock, as such, shall have no right or claim to any of the remaining assets of the Corporation.

         (b) The merger or consolidation of the Corporation into or with any other corporation, the merger of any other corporation into it, or the sale, lease or conveyance of all or substantially all the property or business of the Corporation, shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

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Section 5. Voting

         (a) The holders of Serial Preferred Stock shall have no voting rights, except as provided in this Section or required by law.

         (b)      (1)      If, and so often as, the Corporation shall be in
                           default in the payment of the equivalent of the full dividends for a number of dividend payment periods
                           (whether or not consecutive) which in the aggregate contain at least 540 days on any series of Serial
                           Preferred Stock at the time outstanding, whether or not earned or declared, the holders of Serial
                           Preferred Stock of all series, voting separately as a class, shall be entitled to elect, as herein provided, two members of the Board of Directors of the Corporation; provided, however, that the holders of shares of Serial Preferred Stock shall not have or exercise such special class voting rights except at meetings of such shareholders for the election of Directors at which the holders of not less than 50% of the outstanding shares of Serial Preferred Stock of all series then outstanding are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on the Serial Preferred Stock of all series then outstanding shall have been paid, whereupon the holders of Serial Preferred Stock shall be divested of their special class voting rights in respect of subsequent elections of Directors, subject to the revesting of such special class voting rights in the event hereinabove specified in this paragraph.

                  (2) In the event of default entitling the holders of Serial Preferred Stock to elect two Directors as specified in Paragraph (1) of this Subsection, a special meeting of such holders for the purpose of electing such Directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least 10% of the shares of Serial Preferred Stock of all series at the time outstanding, and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be held within 120 days after the date of receipt of the foregoing written request from the holders of Serial Preferred Stock. At any meeting at which the holders of Serial Preferred Stock shall be entitled to elect Directors, the holders of 50% of the then outstanding shares of Serial Preferred Stock of all series, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which the holders of Serial Preferred Stock are entitled to elect as

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                           hereinabove provided. Notwithstanding any provision
                           of these Amended Articles of Incorporation or the Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of Directors of the Corporation, the two Directors who may be elected by the holders of Serial Preferred Stock pursuant to this Subsection shall serve in addition to any other Directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of Directors of the Corporation or require the resignation of any Director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other Directors of the Corporation, the two Directors elected by the holders of Serial Preferred Stock shall be elected annually for the terms expiring at the next succeeding annual meeting of shareholders.

         (c) The affirmative vote or consent of the holders of at least two-thirds of the shares of Serial Preferred Stock at the time outstanding, voting or consenting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect any one or more of the following (but so far as the holders of Serial Preferred Stock are concerned, such action may be effected with such vote or consent):

                  (1) Any amendment, alteration or repeal of any of the provisions of the Amended Articles of Incorporation or of the Regulations of the Corporation which affects adversely the preferences or voting or other rights of the holders of Serial Preferred Stock; provided, however, that for the purpose of this paragraph only, neither the amendment of the Amended Articles of Incorporation so as to authorize, create or change the authorized or outstanding amount of Serial Preferred Stock or of any shares of any class ranking on a parity with or junior to the Serial Preferred Stock nor the amendment of the provisions of the Regulations so as to change the number of directors of the Corporation shall be deemed to affect adversely the preferences or voting or other rights of the holders of Serial Preferred Stock; and provided further, that if such amendment, alteration or repeal affects adversely the preferences or voting or other rights of one or more but not all series of Serial Preferred Stock at the time outstanding, only the affirmative vote or consent of the holders of at least two-thirds of the number of the shares at the time outstanding of the series so affected shall be required;

                  (2) The authorization, creation or the increase in the authorized amount of any shares of any class or any security convertible into shares of any class, in either case ranking prior to the Serial Preferred Stock; or

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                  (3)      The purchase or redemption (for sinking fund purposes
                           or otherwise) of less than all of the Serial
                           Preferred Stock then outstanding except in accordance with a stock purchase offer made to all holders of record of Serial Preferred Stock, unless all dividends on all Serial Preferred Stock then outstanding for all previous dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

         (d) The affirmative vote or consent of the holders of at least a majority of the shares of Serial Preferred Stock at the time outstanding, voting or consenting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect any one or more of the following (but so far as the holders of Serial Preferred Stock are concerned, such action may be effected with such vote or consent):

                  (1) The sale, lease or conveyance by the Corporation of all or substantially all of its property or business;

                  (2) The consolidation of the Corporation with or its merger into any other corporation, unless the corporation resulting from such consolidation or surviving such merger will not have after such consolidation or merger any class of shares either authorized or outstanding ranking prior to or on a parity with the Serial Preferred Stock except the same number of shares ranking prior to or on a parity with the Serial Preferred Stock and having the same rights and preferences as the shares of the Corporation authorized and outstanding immediately preceding such consolidation or merger (and each holder of Serial Preferred Stock immediately preceding such consolidation or merger shall receive the same number of shares with the same rights and preferences of the resulting or surviving corporation); or

                  (3) The authorization of any shares ranking on a parity with the serial Preferred Stock or an increase in the authorized number of shares of Serial Preferred Stock.

         (e) Neither the vote, consent nor any adjustment of the voting rights of holders of shares of Serial Preferred Stock shall be required for an increase in the number of shares of Common Stock authorized or issued or for stock splits of the Common Stock or for stock dividends on any class of stock payable solely in Common Stock; and none of the foregoing actions shall be deemed to affect adversely the preferences or voting or other rights of Serial Preferred Stock within the meaning and for the purpose of this Division.

Section 6. Pre-emptive Rights. No holder of Serial Preferred Stock, as such, shall have any pre-emptive right to purchase, have offered to him for purchase or subscribe for any of the Corporation's shares or other securities of any class, whether now or hereafter authorized.

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Section 7. Definitions. For the purposes of this Division:

         (a) Whenever reference is made to shares "ranking prior to the Serial Preferred Stock", such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are given preference over the rights of the holders of Serial Preferred Stock;

         (b) Whenever reference is made to shares "on a parity with the Serial Preferred Stock", such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation rank on an equality (except as to the amounts fixed therefor) with the rights of the holders of Serial Preferred Stock; and

         (c) Whenever reference is made to shares "ranking junior to the Serial Preferred Stock", such reference shall mean and include all shares of the Corporation other than those defined under Subsections (a) and (b) of this Section as shares "ranking prior to" or "on a parity with" the Serial Preferred Stock.

Section 8. Serial Preferred Stock, $7.40 Series A. Of the 4,000,000 authorized shares of Serial Preferred Stock, 500,000 shares are designated as a series entitled "Serial Preferred Stock, $7.40 Series A" (hereinafter called "Series A Stock"). The Series A Stock shall have the express terms set forth in this Division as being applicable to all shares of Serial Preferred Stock as a class, and, in addition, the following express terms applicable to all shares of Series A Stock as a series of the Serial Preferred Stock:

         (a) The annual dividend rate of the Series A Stock shall be $7.40 per share.

         (b) Dividends on Series A Stock shall be payable, if declared, quarterly on the first day of March, June, September and December of each year, the first quarterly dividend being payable, if declared, on March 1, 1972.

         (c)      Dividends on Series A Stock shall be cumulative as follows:

                  (1) With respect to shares included in the initial issue of Series A Stock and shares issued any time thereafter up to and including the record date for the payment of the first dividend on the initial issue of Series A Stock, dividends shall be cumulative from the date of the initial issue of Series A Stock; and

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                  (2)      With respect to shares issued any time after the
                           aforesaid record date, dividends shall be cumulative from the dividend payment date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the record date for the payment of a dividend on Series A Stock and ending on the payment date of that dividend, dividends with respect to such shares shall be cumulative from that dividend payment date.

         (d) Subject to the provisions of Section 5(c)(3) of this Division, Series A Stock shall be redeemable in the manner provided in Sections 3(b)(1) and (2) of this Division, at any time or from time to time, at the option of the Board of Directors, upon payment of $107.50 per share if redeemed on any date prior to December 1, 1976, $105.00 per share if redeemed on or after the date last stated and prior to December 1, 1981, $102.50 per share if redeemed on or after the date last stated and prior to December 1, 1986, and $101.00 per share if redeemed on or after the date last stated, plus in each case an amount equal to all dividends accrued and unpaid thereon to the date of redemption; provided, however, that Series A Stock may not be redeemed prior to December 1, 1976, directly or indirectly as a part of or in anticipation of any refunding of Series A Stock involving the incurring of indebtedness or the issuance of shares of Serial Preferred Stock or any other shares ranking prior to or on a parity with the Serial Preferred Stock if the interest on such indebtedness or the dividends on such shares result in an effective cost to the Corporation of less than 7.49% per year.

         (e) The amount payable per share on Series A Stock in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be the redemption price then in effect as set forth in Subsection (d) of this Section and in the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $100.00, plus in each case an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to this Subsection.

Section 9. Serial Preferred Stock, $7.56 Series B. Of the 4,000,000 authorized shares of Serial Preferred Stock, 450,000 shares are designated as a series entitled "Serial Preferred Stock, $7.56 Series B" (hereinafter called "Series B Stock"). The Series B Stock shall have the express terms set forth in this Division as being applicable to all shares of Serial Preferred Stock as a class, and, in addition, the following express terms applicable to all shares of Series B Stock as a series of the Serial Preferred Stock:

         (a) The annual dividend rate of the Series B Stock shall be $7.56 per share.

         (b) Dividends on Series B Stock shall be payable, if declared, quarterly on the first day of January, April, July and October of each year, the first quarterly dividend being payable, if declared, on October 1, 1972.

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         (c)      Dividends on Series B Stock shall be cumulative as follows:

                  (1) With respect to shares included in the initial issue of Series B Stock and shares issued any time thereafter up to and including the record date for the payment of the first dividend on the initial issue of Series B Stock, dividends shall be cumulative from the date of the initial issue of Series B Stock; and

                  (2) With respect to shares issued any tine after the aforesaid record date, dividends shall be cumulative from the dividend payment date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the record date for the payment of a dividend on Series B Stock and ending on the payment date of that dividend, dividends with respect to such shares shall be cumulative from that dividend payment date.

         (d) Subject to the provisions of Section 5(c)(3) of this Division, Series B Stock shall be redeemable in the manner provided in Sections 3(b)(1) and (2) of this Division, at any time or from time to time, at the option of the Board of Directors, upon payment of $100.76 per share if redeemed on any date prior to August 1, 1977, $106.35 per share if redeemed on or after the date last stated and prior to August 1, 1982, $103.78 per share if redeemed on or after the date last stated and prior to August 1, 1987, and $102.26 per share if redeemed on or after the date last stated, plus in each case an amount per share equal to all dividends accrued and unpaid thereon to the date of redemption; provided, however, that Series B Stock may not be redeemed prior to August 1, 1977, directly or indirectly as a part of or in anticipation of any refunding of Series B Stock involving the incurring of indebtedness or the issuance of shares of Serial Preferred Stock or any other shares ranking prior to or on a parity with the Serial Preferred Stock if the interest on such Indebtedness or the dividends on such shares result in an effective cost to the Corporation of less than 7.55% per year.

         (e) The amount payable per share on Series B Stock in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be the redemption price then in effect as set forth in Subsection (d) of this Section and in the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $100.00, plus in each case an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to this Subsection.

Section 10. Serial Preferred Stock, $7.35 Series C. Of the 4,000,000 authorized shares of Serial Preferred Stock, 250,000 shares are designated as a series entitled "Serial Preferred Stock, $7.35 Series C" (hereinafter called "Series C Stock"). The Series C Stock shall have the express terms set forth in this Division as being applicable to all shares of Serial Preferred Stock as a class, and, in addition, the following express terms applicable to all shares of Series C Stock as a series of the Serial Preferred Stock:

         (a) The annual dividend rate of the Series C Stock shall be $7.35 per share.

         (b) Dividends on Series C Stock shall be payable, if declared, quarterly on the first day of February, May, August and November of each year, the first quarterly dividend being payable, if declared, on November 1, 1973, to the extent then accrued.

         (c) Dividends on Series C Stock shall be cumulative from the date of initial issue.

         (d) Subject in each case to the provisions of Section 5(c)(3) of this Division, Series C Stock shall be redeemable in the manner provided in Sections 3(b)(1) and (2) of this Division, and as follows:

                  (1) The Series C Stock shall be redeemed in part from time to time for the Sinking Fund as hereinafter set forth at a redemption price of $100.00 per share, plus in each case an amount per share equal to all dividends accrued and unpaid thereon to the date of redemption (such price plus such amount being herein-after called the "Sinking Fund Redemption Price"). As and for a Sinking Fund for the Series C Stock, so long as and to the extent that any shares thereof are outstanding, the Corporation will redeem on each August 1 (hereinafter called "Sinking Fund Date") commencing with August 1, 1984, 10,000 shares of Series C Stock at the Sinking Fund Redemption Price (the Corporation's obligation to redeem such number of such shares on any Sinking Fund Date being hereinafter referred to as the "Sinking Fund Obligation"). Such redemption shall be mandatory, subject to any applicable restrictions of law, and not optional to the Corporation. If the Corporation shall for any reason fail to discharge its Sinking Fund Obligation on any Sinking Fund Date, such Sinking Fund Obligation to the extent not discharged shall, without prejudice to any other right or remedy, become an additional Sinking Fund Obligation for each succeeding Sinking Fund Date until fully discharged.

                  (2) On each Sinking Fund Date so long as and to the extent that Series C Stock shall be outstanding, and provided that the Corporation has fulfilled its Sinking Fund Obligation on such date, the Corporation may at the option of the Board of Directors redeem up to but not in excess of 10,000 additional shares of Series C Stock at the redemption price of $100.00 per share plus in each case an amount per share equal to all dividends accrued and unpaid thereon to the date of redemption; provided, however, that no more than 83,000 shares of Series C Stock in the aggregate may be redeemed pursuant to this Subsection (d)(2).

                  (3) The Corporation at the option of the Board of Directors may at any time and from time to time redeem all or any part of the outstanding Series C Stock upon payment of $110.00 per share if redeemed on any date prior to August 1, 1983, $103.00 per share if redeemed on or after the date last stated and prior to August 1, 1988, and $101.00 per share if redeemed on or after August 1, 1988, plus in each case an amount per share equal to all dividends accrued and unpaid thereon to the date of redemption; provided, however, that Series C Stock may not be redeemed prior to August 1, 1978, directly or indirectly (1) as a part of or in anticipation of any refunding of Series C Stock involving the borrowing of funds or the issuance of shares of Serial Preferred Stock or any other shares ranking prior to or on a parity with the Serial Preferred Stock if the interest on such borrowed funds or the dividends on such shares result in an effective cost to the Corporation of less than 7.35% per year, or (ii) from proceeds derived from the sale of equity securities junior to Series C Stock.

                  (4) On August 1, 2008, the Corporation shall redeem all remaining shares of Series C Stock, if any, then outstanding at the redemption price of $100.00 per share plus in each case an amount per share equal to all dividends accrued and unpaid thereon to the date of redemption.

         (e) the amount payable per share on Series C Stock in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be the redemption price then in effect as set forth in Subsection (d)(3) of this Section and in the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $100.00, plus in each case an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to this Subsection.

         (f) The number of shares of Series C Stock shall not be increased above, and shall not exceed 250,000. Series C Stock once redeemed shall not be reissued as shares of Series C Stock, but, having been restored to the status of authorized but unissued shares of Serial Preferred Stock without serial designation, may, in whole or in part, be, or be included in, any subsequent series of Serial Preferred Stock of a new designation with such express terms as may be fixed by the Board of Directors of the Corporation.

Section 11. Serial Preferred Stock, $12.00 Series D. Redeemed June 16, 1978.

Section 12. Serial Preferred Stock, $88,00 Series E. Of the 4,000,000 authorized shares of Serial Preferred Stock, 60,000 shares are designated as a series entitled "Serial Preferred Stock, $88.00 Series E" (hereinafter called "Series E Stock"). The Series E Stock shall have the express terms set forth in this Division as being applicable to all shares of Serial Preferred Stock as a class and, in addition, the following express terms applicable to all shares of Series E Stock as a series of the Serial Preferred Stock:

         (a) The annual dividend rate of the Series E Stock shall be $88.00 per share.

         (b) Dividends on Series E Stock shall be payable, if declared, quarterly on the first day of March, June, September and December of each year, the first quarterly dividend being payable, if declared, on September 1, 1976, to the extent then accrued.

         (c) Dividends on Series E Stock shall be cumulative from the date of initial issue.

         (d) Subject in each case to the provisions of Section 5(c)(3) of this Division, Series E Stock shall be redeemable in the manner provided in Sections 3(b)(1) and (2) of this Division, and as follows:

                  (1) The Series E Stock shall be redeemed in part from time to time for the Sinking Fund as hereinafter set forth at a redemption price of $1,000.00 per share, plus in each case an amount per share equal to all dividends accrued and unpaid thereon to the date of redemption (such price plus such amount being hereinafter called the "Sinking Fund Redemption Price"). As and for a Sinking Fund for the Series E Stock, so long as and to the extent that any shares thereof are outstanding, the Corporation will redeem on each June 1 (hereinafter call "Sinking Fund Date") commencing with June 1, 1981, 3,000 shares of Series E Stock at the Sinking Fund Redemption Price (the Corporation's obligation to redeem such number of such shares on any Sinking Fund Date being hereinafter referred to as the "Sinking Fund Obligation"). Such redemption shall be mandatory, subject to any applicable restrictions of law, and not optional to the Corporation. If the Corporation shall for any reason fail to discharge its Sinking Fund Obligation on any Sinking Fund Date, such Sinking Fund Obligation to the extent not discharged shall, without prejudice to any other right or remedy, become an additional Sinking Fund Obligation for each succeeding Sinking Fund Date until fully discharged.

                  (2) On each Sinking Fund Date so long as and to the extent that Series E Stock shall be outstanding, and provided that the Corporation has fulfilled its Sinking Fund Obligation on such date, the Corporation may at the option of the Board of Directors redeem up to but not in excess of 3,000 additional shares of Series E Stock at the redemption price of $1,000.00 per share plus in each case an amount per share equal to all dividends accrued and unpaid thereon to the date of redemption; provided, however, that no more than 20,000 shares of Series E Stock in the aggregate may be redeemed pursuant to this Subsection (d)(2).

                  (3) The Corporation at the option of the Board of Directors may at any time and from time to time redeem all or any part of the outstanding Series E Stock upon payment of $1,088.00 per share if redeemed on any date prior to June 1, 1986, and as follows:

If redeemed in the 12                             Upon payment
months ending May 31                              per share of
--------------------                              ------------
1987............................................   $1,049.74
1988............................................    1,045.91
1989............................................    1,042.09
1990............................................    1,038.26
1991............................................    1,034.43
1992............................................    1,030.61
1993............................................    1,026.78
1994............................................    1,022.96
1995............................................    1,019.13
1996............................................    1,015.30
1997............................................    1,011.48
1998............................................    1,007.65
1999............................................    1,003.83
2000 or in any year thereafter..................    1,000.00

                           plus in each case an amount per share equal to all dividends accrued and unpaid thereon to the date of redemption; provided, however, that Series E Stock may not be redeemed prior to June 1, 1986, directly or indirectly (i) as a part of or in anticipation of any refunding of Series E Stock involving the borrowing of funds or the issuance of shares of Serial Preferred Stock or any other shares ranking prior to or on a parity with the Serial Preferred Stock if the interest on such borrowed funds or the dividends on such shares result in an effective cost to the Corporation of less than 8.80% per year, or
                           (ii) from proceeds derived from the sale of equity securities junior to Series E Stock.

                  (4) On June 1, 2001, the Corporation shall redeem all remaining shares of Series E Stock, if any, then outstanding at the redemption price of $1,000.00 per share plus in each case an amount per share equal to all dividends accrued and unpaid thereon to the date of redemption.

         (e) The amount payable per share on Series E Stock in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be the redemption price then in effect as set forth in Subsection (d)(3) of this Section and in the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $1,000.00, plus in each case an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to this Subsection.

         (f) The number of shares of Series E Stock shall not be increased above, and shall not exceed, 60,000. Series E Stock once redeemed shall not be reissued as shares of Series E Stock, but having been restored to the status of authorized but unissued shares of Serial Preferred Stock without serial designation, may, in whole or in part, be, or be included in, any subsequent series of Serial Preferred Stock of a new designation with such express terms as may be fixed by the Board of Directors of the Corporation.

Section 13. Serial Preferred Stock, $75.00 Series F. Redeemed November 1, 1991.

Section 14. Serial Preferred Stock, $80.00 Series G. Redeemed December 1, 1990.

Section 15. Serial Preferred Stock, $145.00 Series H. Redeemed June 1, 1990.

Section 16. Serial Preferred Stock, $145.00 Series I. Redeemed June 1, 1991.

Section 17. Serial Preferred Stock, $113.50 Series J. Redeemed June 1, 1987.

Section 18. Serial Preferred Stock, $113.50 Series K. Redeemed June 1, 1991.

Section 19. Serial Preferred Stock, Adjustable Rate Series L. Of the 4,000,000 authorized shares of Serial Preferred Stock, 500,000 shares are designated as a series entitled "Serial Preferred Stock, Adjustable Rate Series L" (hereinafter called "Series L Stock"). The Series L Stock shall have the express terms set forth in this Division as being applicable to all shares of Serial Preferred Stock as a class, and, in addition, the following express terms applicable to all shares of Series L Stock as a series of the Serial Preferred Stock:

         (a)      The dividend rate of the Series L Stock shall be as follows:

                  (1) An annual rate of $11.36 per share for the dividend period from the date of initial issue of the Series L Stock to and including March 31, 1984, and an annual rate of .50 of l% below the Applicable Rate [as defined in Subsection (a)(2)] from time to time in effect for each subsequent three-month dividend period; provided, however, that the annual dividend rate shall in no event be less than 7.00% or more than 13.00% for any dividend period.

                  (2) The applicable rate (hereinafter called the "Applicable Rate") for any dividend period shall be the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such dividend period, except that in the event the Corporation determines in good faith that for any reason one or more of such rates cannot be determined for any dividend period, then the Applicable Rate for such dividend shall be the higher of whichever of such rates can be so determined or in the event the Corporation determines in good faith that none of such rates can be determined for any dividend period, then the Applicable Rate in effect for the preceding dividend period shall be continued for such dividend period.

                  (3) Except as provided below in this Subsection (a)(3), the "Treasury Bill Rate" for each dividend period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during the relevant Calendar Period (as hereinafter defined)) for three-month U.S. Treasury bills, as published weekly by the federal Reserve Board during the Calendar Period immediately prior to the last 10 calendar days of March, June, September or December, as the case may be, prior to the dividend period for which the dividend rate on the Series L Stock is being deter mined. In the event that the Federal Reserve Board does not publish such a weekly per annum market discount rate during any such Calendar Period, then the Treasury Bill Rate for the related dividend period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during the relevant Calendar Period) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum market discount rate for three-month U.S. Treasury bills is not published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during the relevant Calendar Period) for all of the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board does not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event the Corporation determines in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation. In the event the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any dividend period as provided above in this Subsection
                           (a) (3), the Treasury Bill Rate for such dividend period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during the related Calendar Period for each of the issues of marketable interest bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

                  (4) Except as provided below in this Subsection (a)(4), the "Ten Year Constant Maturity Bate" for each dividend period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such yield is published during the relevant Calendar Period), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last 10 calendar days of March, June, September or December, as the case may be, prior to the dividend period for which the dividend rate on the Series L Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such yield is published during the relevant Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Ten Year Average Yield is not published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten

                           Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield is published during the relevant Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities (as hereinafter defined)) then having maturities of not less than eight nor more than 12 years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board does not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any dividend period as provided above in this Subsection (a)(4), then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final date not less than eight nor more than 12 years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

                  (5) Except as provided below in this Subsection (a)(5), the "Twenty Year Constant Maturity Rate" for each dividend period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such yield is published during the relevant Calendar Period), as published weekly by the federal Reserve Board during the Calendar Period immediately prior to the last 10 calendar days of March, June, September or December, as the case may be, prior to the dividend period for which the dividend rate on the Series L Stock is being determined. In the event the Federal Reserve Board does not publish such a weekly per annum Twenty Year Average Yield during such Calendar Period, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such yield is published during the relevant Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Twenty Year Average Yield is not published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one Weekly average yield to maturity, if only one such yield is published during the relevant Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than 18 nor more than 22 years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board does not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Twenty Year Constant Maturity Rate for any dividend period as provided above in this Subsection (a)(5), then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed Interest rate securities (other than Special Securities) with a final maturity date not less than 18 nor more than 22 years from the date of each quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

                  (6) The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate each shall be rounded to the nearest one hundredth of a percentage point.

                  (7) The fixed dividend rate per share for each dividend period shall be computed in dollars by dividing the dividend rate for such dividend period by four and, in the case of an Applicable Rate, converting such rate to a fraction and multiplying it by $100.00; provided that the dividend payable for the initial dividend period or any period longer or shorter than a full quarterly dividend period shall be computed on the basis of a 360-day year consisting of 30-day months.

                  (8) The dividend rate with respect to each dividend period shall be calculated as promptly as practicable by the Corporation. The mathematical accuracy of each such calculation shall be confirmed in writing by the Corporation's independent auditors. The Corporation shall cause each individual rate to be published in a newspaper of general circulation in New York City prior to the commencement of the dividend period to which it applies.

                  (9) As used in this Subsection (a), the term "Calendar Period" means a period of 14 calendar days; the term "Special Securities" means securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount; the term "Ten Year Average Yield" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 10 years); and the term "Twenty Year Average Yield" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 20 years).

         (b) Dividends on Series L Stock shall be payable, if declared, quarterly on the first day of January, April, July and October of each year, the first quarterly dividend being payable, if declared, on April 1, 1984, to the extent accrued.

         (c)      Dividends on Series L Stock shall be cumulative as follows:

                  (1) With respect to shares included in the initial issue of Series L Stock and shares issued any time thereafter up to and including the record date for the payment of the first dividend on the initial issue of Series L Stock, dividends shall be cumulative from the date of the initial issue of Series L Stock; and

                  (2) With respect to shares issued any time after the aforesaid record date,/dividends shall be cumulative from the dividend payment date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the record date for the payment of a dividend on Series L Stock and ending on the payment date of that dividend, dividends with respect to such shares shall be cumulative from that dividend payment date.

         (d) Subject to the provisions of Section 5(c)(3) of this Division, Series L Stock shall be redeemable in the manner provided in Sections 3(b)(1) and (2) of this Division, at any time or from time to time, at the option of the Board of Directors, upon payment of $111.36 per share if redeemed on any date prior to January 1, 1985, $109.69 per share if redeemed on or after the date last stated and prior to January 1, 1986, $108.02 per share if redeemed on or after the date last stated and prior to January 1, 1987, $106.34 per share if redeemed on or after the date last stated and prior to January 1, 1988, $104.67 per share if redeemed on or after the date last stated and prior to January 1, 1989, $103.00 if redeemed on or after the date last stated and prior to January 1, 1994, and $100.00 per share if redeemed on or after the date last stated, plus in each case an amount equal to all dividends accrued and unpaid thereon to the date of redemption; provided, however, that Series L Stock may not be redeemed prior to January 1, 1989, directly or indirectly as a part of or in anticipation of any refunding of Series L Stock involving the Incurring of indebtedness or the issuance of shares of Serial Preferred Stock or any other shares ranking prior to or on a parity with the Serial Preferred Stock if the interest on such indebtedness or the dividends on such shares results in an effective annual cost to the Corporation of less than the annual dividend rate of the Series L Stock. In the case of a refunding redemption of Series L Stock with borrowed funds or shares having a fixed interest or dividend rate, the annual rate of the Series L Stock is the dividend payable on the Series L Stock on or, if it is not payable on, then payable most recently before, the date the redemption notice is deposited in the mail. In the case of a refunding redemption of Series L Stock with borrowed funds or shares having an adjustable interest or dividend rate, the effective annual interest or dividend cost of such borrowed funds or shares shall be deemed to be lower than the annual dividend rate of the Series L Stock if either (i) the initial annual interest or dividend rate of such borrowed funds or shares is lower than the annual dividend rate of the Series L Stock payable on, or if it is not payable on, then payable most recently before, the date the redemption notice is deposited in the mail, or (ii) the adjusted annual interest or dividend rate of such borrowed funds or shares definitely would, under the applicable adjustment formula, be lower at any time while such borrowing or shares would be outstanding than the adjusted annual dividend rate of the Series L Stock would be at the corresponding time if it also were to remain outstanding.

         (e) The amount payable per share on Series L Stock in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be the redemption price then in effect as set forth in Subsection (d) of this Section and in the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $100.00, plus in each case an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to this Subsection.

         (f) The number of shares of Series L Stock shall not be increased above, and shall not exceed, 500,000. Series L Stock once purchased, acquired or otherwise redeemed by the Corporation shall not be reissued as shares of Series L Stock, but, having been restored to the status of authorized but unissued shares of Serial Preferred Stock without serial designation, may, in whole or in part, be, or be included in, any subsequent series of Serial Preferred Stock of a new designation with such express terms as may be fixed by the Board of Directors of the Corporation.

Section 20. Serial Preferred Stock Adjustable Rate Series M. Of the 4,000,000 authorized shares of Serial Preferred Stock, 500,000 shares are designated as a series entitled "Serial Preferred Stock, Adjustable Rate Series M" (hereinafter called "Series M Stock"). The Series M Stock shall have the express terms set forth in this Division as being applicable to all shares of Serial Preferred Stock as a class and, in addition, the following express terms applicable to all shares of Series M Stock as a series of the Serial Preferred Stock:

         (a)      The dividend rate of the Series M Stock shall be as follows:

                  (1) An annual rate of $9.27 per share for the dividend period from the date of initial issue of the Series M Stock to and including January 31, 1986 and an annual rate 1.15 percentage points below the Applicable Rate (as defined in Subsection (a)(2)) from time to time in effect for each subsequent three-month dividend period; provided, however, that the annual dividend rate shall in no event be less than 7.00% or more than 13.50% for any dividend period.

                  (2) The applicable rate (hereinafter called the "Applicable Rate") for any dividend period shall be the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such dividend period, except that in the event the Corporation determines in good faith that for any reason one or more of such rates cannot be determined for any dividend period, then the Applicable Rate for such dividend shall be the higher of whichever of such rates can be so determined or in the event the Corporation determines in good faith that none of such rates can be determined for any dividend period, then the Applicable Rate in effect for the preceding dividend period shall be continued for such dividend period.

                  (3) Except as provided below in this Subsection (a)(3), the "Treasury Bill Rate" for each dividend period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during the relevant Calendar Period (as hereinafter defined)) for three-month U.S. Treasury bills, as published weekly by the Federal Reserve Board during the Calendar Period Immediately prior to the last 10 calendar days of January, April, July or October, as the case may be, prior to the dividend period for which the dividend rate on the Series M Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum market discount rate during such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during such Calendar Period) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum market discount rate for three-month U.S. Treasury bills is not published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during such Calendar Period) for all of the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board does not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event the Corporation determines in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation. In the event the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for such dividend period as provided above in this Subsection (a)(3), the Treasury Bill Rate for such dividend period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

                  (4) Except as provided below in this Subsection (a)(4), the "Ten Year Constant Maturity Rate" for each dividend period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such yield is published during the relevant Calendar Period), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last 10 calendar days of January, April, July or October, as the case may be, prior to the dividend period for which the dividend rate on the Series M Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such yield is published during such Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Ten Year Average Yield is not published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield is published during such Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities (as hereinafter defined)) then having maturities of not less than eight nor more than 12 years, as published during said Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board does not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for such dividend period as provided above in this Subsection (a)(4), then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than 12 years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

                  (5) Except as provided below in this Subsection (a)(5), the "Twenty Year Constant Maturity Rate" for each dividend period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such yield is published during the relevant Calendar Period), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last 10 calendar days of January, April, July or October, as the case may be, prior to the dividend period for which the dividend rate on the Series M Stock is being determined. In the event the Federal Reserve Board does not publish such a weekly per annum Twenty Year Average Yield during such Calendar Period, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such yield is published during such Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Twenty Year Average Yield is not published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield is published during such Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than 18 nor more than 22 years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board does not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Twenty Year Constant Maturity Rate for such dividend period as provided above in this Subsection (a)(5), then the Twenty
                           Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than 18 nor more than 22 years from the date of each quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

                  (6) The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Twenty Year Constant Maturity Rate each shall be rounded to the nearest one hundredth of a percentage point.

                  (7) The fixed dividend rate per share for each dividend period shall be computed in dollars by dividing the dividend rate for such dividend period by four and, in the case of an Applicable Rate, converting such rate to a fraction and multiplying it by $100.00; provided that the dividend payable for the initial dividend period or any period longer or shorter than a full quarterly dividend period shall be computed on the basis of a 360-day year consisting of 30-day months.

                  (8) The dividend rate with respect to each dividend period shall be calculated as promptly as practicable by the Corporation. The mathematical accuracy of each such calculation shall be confirmed in writing by the Corporation's independent auditors. The Corporation shall cause each individual rate to be published in a newspaper of general circulation in New York City prior to the commencement of the dividend period to which it applies.

                  (9) As used in this Subsection (a), the term "Calendar Period" means a period of 14 calendar days; the term "Special Securities" means securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount; the term "Ten Tear Average Yield" means the average yield to maturity for actively traded marketable U.S. Treasury fixed Interest rate securities (adjusted to constant maturities of 10 years); and the term "Twenty Year Average Yield" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 20 years).

         (b) Dividends on Series M Stock shall be payable, if declared, quarterly on the first day of February, May, August and November of each year, the first quarterly dividend being payable, if declared, on February 1, 1986, to the extent accrued.

         (c)      Dividends on Series M Stock shall be cumulative as follows:

                  (1) With respect to shares included in the initial issue of Series M Stock and shares issued any time thereafter up to and including the record date for the payment of the first dividend on the initial issue of Series M Stock, dividends shall be cumulative from the date of the initial issue of Series M Stock; and

                  (2) With respect to shares issued any time after the aforesaid record date, dividends shall be cumulative from the dividend payment date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the record date for the payment of a dividend on Series M Stock and ending on the payment date of that dividend, dividends with respect to such shares shall be cumulative from that dividend payment date.

         (d) Subject to the provisions of Section 5(c)(3) of this Division, the Series M Stock shall be redeemed in the manner provided in Sections 3(b)(1) and (2) of this Division as follows:

                  (1) The Corporation shall, on November 1, 1991 and on each November 1 thereafter, redeem 100,000 shares of Series M Stock, or the number of shares then outstanding, if less, at the redemption price of $100.00 per share, plus an amount per share equal to all dividends accrued and unpaid thereon to the date of redemption. The Corporation's obligation to redeem such number of shares on any such date is hereinafter referred to as a "Mandatory Redemption Obligation". If the Corporation shall not have on such date sufficient funds legally available to effect such mandatory redemption, it shall set aside for such redemption on such date such funds, if any, as are then legally available, and shall do so as promptly as practicable thereafter as the Corporation determines that it has funds then legally available, and shall apply such funds to the redemption of shares of Series M Stock as provided in the last sentence of this Subsection (d)(1) until it has redeemed all of the Series M Stock then required to be redeemed pursuant to the first sentence of this Subsection (d)(1). Notwithstanding the fore going, if at any time the Corporation (i) shall be obligated to redeem Series M Stock or to set aside legally available funds for that purpose and to redeem other Serial Preferred Stock for its sinking fund or other mandatory redemption and (ii) shall not have sufficient funds legally available to do so in full, then such portion of such then legally available funds shall be set aside to redeem the Series M Stock as shall bear the same ratio to the total funds then legally available to effect such redemption and to meet the then unmet obligations of the sinking fund and other mandatory redemption terms of all outstanding Serial Preferred Stock as the then unmet obligation to redeem Series M Stock bears to the aggregate of such unmet obligations to redeem and the then unmet obligations of the sinking fund and other mandatory redemption terms of all outstanding Serial Preferred Stock. At any time following the setting aside of funds to redeem Series M Stock pursuant to this Subsection (d)(1) when the amount so set aside is sufficient to redeem at least 1,000 shares of the Series M Stock, the Corporation shall promptly call for redemption such number of whole shares of Series M Stock as may be redeemed with such amount at the redemption price of $100.00 per share, plus accrued but unpaid dividends on the Series M Stock then being redeemed to the date of redemption.

                  (2) On each mandatory redemption date specified in Subsection (d)(1), so long as and to the extent that Series M Stock shall be outstanding, and provided that the Corporation has fulfilled all its Mandatory Redemption Obligations under Subsection (d)(1) on such date, the Corporation, at the option of the Board of Directors, may redeem not more than 100,000 additional shares of Series M Stock, or the number of shares then out standing in excess of those then being redeemed pursuant to Subsection (d)(1), if less, at the mandatory redemption price specified in Subsection (d)(1). The option to redeem additional Series M Stock pursuant to this Subsection (d)(2) shall not be cumulative.

                  (3) The Corporation, at the option of the Board of Directors, may redeem at any time and from time to time all or any part of the outstanding Series M Stock as follows:

                                                          Upon payment of
    If redeemed in the 12                                 the redemption
months ending on October 31,                            price per share of
----------------------------                            ------------------
         1986......................................          $109.27
         1987......................................           108.02
         1988......................................           106.76
         1989......................................           105.51
         1990......................................           104.25
         1991......................................           103.00
         1992......................................           102.00
         1993......................................           101.00
         1994......................................           100.00
         1995......................................           100.00

                           plus in each case an amount equal to all dividends accrued and unpaid thereon to the date of redemption; provided, however, that Series M Stock may not be redeemed prior to November 1, 1990, directly or indirectly as a part of or in anticipation of any refunding of Series M Stock involving the incurring of indebtedness or the issuance of shares of Serial Preferred Stock or any other shares ranking prior to or on a parity with the Serial Preferred Stock if the interest on such indebtedness or the dividends on such shares results in an effective annual cost to the Corporation of less than the annual dividend rate of the Series M Stock. In the case of a refunding redemption of Series M Stock with borrowed funds or shares having a fixed interest or dividend rate, the annual rate of the Series M Stock is the dividend payable on the Series M Stock on or, if it is not payable on, then payable most recently before, the date the redemption notice is deposited in the mail. In the case of a refunding redemption of Series M Stock with borrowed funds or shares having an adjustable interest or dividend rate, the effective annual interest or dividend cost of such borrowed funds or shares shall be deemed to be lower than the annual dividend rate of the Series M Stock if either
                           (i) the initial annual interest or dividend rate of such borrowed funds or shares is lower than the annual dividend rate of the Series M Stock payable on, or if it is not payable on, then payable most recently before, the date the redemption notice is deposited in the mail, or (ii) the adjusted annual interest or dividend rate of such borrowed funds or shares definitely would, under the applicable adjustment formula, be lower at any time while such borrowing or shares would be outstanding than the adjusted annual dividend rate of the Series M Stock would be at the corresponding time if it also were to remain outstanding.

                  (4) Any shares of Series M Stock acquired by the Corporation pursuant to Subsection (d)(2) or (3) or by purchase or otherwise may, at the option of the Board of Directors, be credited on any mandatory redemption date specified in Subsection (d)(1), in whole or in part, to reduce all or part of any unsatisfied Mandatory Redemption Obligation of the Corporation under Subsection (d)(1) on such date, such reduction to be credited first to the oldest unsatisfied Mandatory Redemption Obligation and then sequentially to each subsequent unsatisfied Mandatory Redemption Obligation, if any, to the extent of the number of shares so acquired and determined by the Board of Directors to be so credited. Any shares so credited may not thereafter be again so credited.

         (e) The amount payable per share on Series M Stock in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be the redemption price then in effect as set forth in Subsection (d)(3) of this Section and in the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $100.00, plus in each case an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to this Subsection (e).

         (f) The number of shares of Series M Stock shall not be increased above, and shall not exceed 500,000. Series M Stock once redeemed, pur- or otherwise acquired by the Corporation shall not be re-issued as shares of Series M Stock, but, having been restored to the status of authorized but unissued shares of Serial Preferred Stock without serial designation, may, in whole or in part, be, or be included in, any subsequent series of Serial Preferred Stock of a new designation with such express terms as may be fixed by the Board of Directors of the Corporation.

Section 21. Serial Preferred Stock, $9.125 Series N. Of the 4,000,000 authorised shares of Serial Preferred Stock, 750,000 shares are designated as a series entitled "Serial Preferred Stock, $9.125 Series N" (hereinafter called "Series N Stock"). The Series N Stock shall have the express terms set forth in this Division as being applicable to all shares of Serial Preferred Stock as a class and, in addition, the following express terms applicable to all shares of Series N Stock as a series of the Serial Preferred Stock:

         (a) The annual dividend rate of the Series N Stock shall be $9.125 per share.

         (b) Dividends on Series N Stock shall be payable, if declared, quarterly on the first day of February, May, August and November of each year, the first quarterly dividend being payable, if declared, on February 1, 1987, to the extent accrued.

         (c)      Dividends on Series N Stock shall be cumulative as follows:

                  (1) With respect to shares included in the initial issue of Series N Stock and shares issued any time thereafter up to and including the record date for the payment of the first dividend on the initial issue of Series N Stock, dividends shall be cumulative from the date of the initial issue of Series N Stock; and

                  (2) With respect to shares issued any time after the aforesaid record date, dividends shall be cumulative from the dividend payment date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the record date for the payment of a dividend on Series N Stock and ending on the payment date of that dividend, dividends with respect to such shares shall be cumulative from that dividend payment date.

         (d) Subject to the provisions of Section 5(c)(3) of this Division, the Series N Stock shall be redeemable in the manner provided in Sections 3(b)(l) and (2) of this Division as follows:

                  (1) The Corporation shall, on February 1, 1993 and on each February 1 thereafter, redeem 150,000 shares of Series N Stock, or the number of shares then outstanding, if less, at the redemption price of $100.00 per share, plus an amount per share equal to all dividends accrued and unpaid thereon to the date of redemption. If the Corporation shall not have on any such date sufficient funds legally available to effect such mandatory redemption, it shall set aside for such redemption on such date such funds, if any, as are then legally available, and shall do so as promptly as practicable thereafter as the Corporation determines that it has funds then legally available, and shall apply such funds to the redemption of shares of Series N Stock as provided in the last sentence of this Subsection (d)(1) until it has redeemed all of the Series N Stock then required to be redeemed pursuant to the first sentence of this Subsection (d)(1). Notwithstanding the foregoing, if at any time the Corporation (1) shall be obligated to redeem Series N Stock or to set aside legally available funds for that purpose and to redeem other Serial Preferred Stock for its sinking fund or other mandatory redemption terms and (ii) shall not have sufficient funds legally available to do so in full, then such portion of such then legally available funds shall be set aside to redeem the Series N Stock as shall bear the same ratio to the total funds then legally available to effect such redemption and to meet the then unmet obligations of the sinking fund and other mandatory redemption terms of all outstanding Serial Preferred Stock as the then unmet obligation to redeem Series N Stock bears to the aggregate of such unmet obligations to redeem and the then unmet obligations of the sinking fund and other mandatory redemption terms of all outstanding Serial Preferred Stock. At any time following the setting aside of funds to redeem Series N Stock pursuant to this Subsection (d)(1) when the amount so set aside is sufficient to redeem at least 1,000 shares of the Series N Stock, the Corporation shall promptly call for redemption such number of whole shares of Series N Stock as may be redeemed with such amount at the redemption price of $100.00 per share, plus accrued but unpaid dividends on the Series N Stock then being redeemed to the date of redemption.

                  (2) The Corporation, at the option of the Board of Directors, may redeem at any time and from time to time all or any part of the outstanding Series N Stock as follows:

                                                       Upon payment of
     If redeemed in the 12                              the redemption
months ending on January 31,                          price per share of
----------------------------                          ------------------
         1987 ......................................      $ 109.13
         1988 ......................................        109.13
         1989 ......................................        108.11
         1990 ......................................        107.10
         1991 ......................................        106.08
         1992 ......................................        105.07
         1993 ......................................        104.06
         1994 ......................................        103.04
         1995 ......................................        102.03
         1996 ......................................        101.01
         1997 ......................................        100.00

                           plus in each case an amount equal to all dividends accrued and unpaid thereon to the date of redemption; provided, however, that Series N Stock may not be so redeemed prior to February 1, 1992, directly or indirectly as part of or in anticipation of any refunding of Series N Stock involving the incurring of indebtedness or the issuance of shares of Serial Preferred Stock or any other shares ranking prior to or on a parity with the Serial Preferred Stock if the interest on such indebtedness or the dividends on such shares results in an effective annual cost to the Corporation of less than the annual dividend rate of the Series N Stock. In the case of a refunding optional redemption of Series N Stock with borrowed funds or shares or proceeds of shares having an adjustable interest or dividend rate, the effective annual interest or dividend cost of such borrowed funds or shares shall be deemed to be less than the annual dividend rate of the Series N Stock if the initial annual interest or dividend rate of such borrowed funds or shares is less than the annual dividend rate of the Series N Stock.

                  (3) On February 1, 1997, the Corporation shall redeem all remaining shares of Series N Stock, if any, then outstanding at the redemption price of $100.00 per share, plus an amount per share equal to all dividends accrued and unpaid thereon to the date of redemption.

         (e) The amount payable per share on Series N Stock in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be the redemption price then in effect as set forth in Subsection (d)(2) of this Section and in the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $100.00, plus in each case an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to this Subsection (e).

         (f) The number of shares of Series N Stock shall not be increased above, and shall not exceed, 750,000. Series N Stock once redeemed, purchased or otherwise acquired by the Corporation shall not be re-issued as shares of Series N Stock, but, having been restored to the status of authorized but unissued shares of Serial Preferred Stock without serial designation, may, in whole or in part, be, or be included in, any subsequent series of Serial Preferred Stock of a new designation with such express terms as may be fixed by the Board of Directors of the Corporation.

Section 22. Serial Preferred Stock, Remarketed Series P. Redeemed August 31,
1993.

Section 23. Serial Preferred Stock, $91.50 Series Q. Of the 4,000,000 authorized shares of Serial Preferred Stock, 75,000 shares are designated as a series entitled "Serial Preferred Stock, $91.50 Series Q" (hereinafter called "Series Q Stock"). The shares of Series Q Stock shall have the express terms set forth in this Division as being applicable to all shares of Serial Preferred Stock as a class and, in addition, the following express terms applicable to all shares of Series Q Stock as a series of the Serial Preferred Stock:

         (a) The annual dividend rate of the Series Q Stock shall be $91.50 per share.

         (b) Dividends on Series Q Stock shall be payable, if declared, quarterly on the first day of March, June, September and December of each year, the first quarterly dividend being payable, if declared, on September 1, 1991, to the extent accrued.

         (c)      Dividends on Series Q Stock shall be cumulative as follows:

                  (1) With respect to shares included in the initial issue of Series Q Stock and shares issued any time thereafter up to and including the record date for the payment of the first dividend on the initial issue of Series Q Stock, dividends shall be cumulative from the date of the initial issue of Series Q Stock; and

                  (2) With respect to shares issued any time after the aforesaid record date, dividends shall be cumulative from the dividend payment date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the record date for the payment of a dividend on Series Q Stock and ending on the payment date of that dividend, dividends with respect to such shares shall be cumulative from that dividend payment date.

         (d) Subject in each case to the provisions of Section 5(c)(3) of this Division, Series Q Stock shall be redeemable in the manner provided in Sections 3(b)(1) and (2) of this Division, and as follows:

                  (1) Series Q Stock shall be redeemed in part from time to time for the Sinking Fund as hereinafter set forth at a redemption price of $1,000.00 per share, plus in each case an amount per share equal to all dividends accrued and unpaid thereon to the date of redemption (such price plus such amount being hereinafter called the "Sinking Fund Redemption Price"). As and for a Sinking Fund for Series Q Stock, so long as and to the extent that any shares thereof are outstanding, the Corporation will redeem on each June 1 (hereinafter called "Sinking Fund Date") commencing with June 1, 1995 and ending on June 1, 2000, 10,714 shares of Series Q Stock, and on June 1, 2001, the remaining 10,716 shares of Series Q Stock, or the number of shares then outstanding, if less, at the Sinking Fund Redemption Price (the Corporation's obligation to redeem such number of such shares on any Sinking Fund Date being hereinafter referred to as the "Sinking Fund Obligation"). If the Corporation shall not have on any Sinking Fund Date sufficient funds legally available to effect such mandatory redemption, it shall set aside for such redemption on such date such funds, if any, as are then legally available, and shall do so as promptly as practicable thereafter as the Corporation determines that it has funds then legally available, and shall apply such funds to the redemption of shares of Series Q Stock as provided in the last sentence of this Subsection
                           (d)(1) until it has redeemed all of the Series Q Stock then required to be redeemed pursuant to this Subsection (d)(1). Notwithstanding the foregoing, if at any time the Corporation (i) shall be obligated to redeem Series Q Stock or to set aside legally available funds for that purpose and to redeem other Serial Preferred Stock for its sinking fund or other mandatory redemption terms and (ii) shall not have sufficient funds legally available to do so in full, then such portion of such then legally available funds shall be set aside to redeem the Series Q Stock as shall bear the same ratio to the total funds then legally available to effect such redemption and to meet the then unmet obligations of the sinking fund and other mandatory redemption terms of all outstanding Serial Preferred Stock as the then unmet obligation to redeem Series Q Stock bears to the aggregate of such unmet obligations to redeem and the then unmet obligations of the sinking fund and other mandatory redemption terms of all outstanding Serial Preferred Stock. At any time following the setting aside of funds to redeem Series Q Stock pursuant to this Subsection (d)(1) when the amount so set aside is sufficient to redeem at least 100 shares of Series Q Stock, the Corporation shall promptly call for redemption such number of whole shares of Series Q Stock as may be redeemed with such amount at the redemption price of $1,000.00 per share, plus accrued but unpaid dividends on Series Q Stock then being redeemed to the date of redemption.

            (2) On each Sinking Fund Date so long as and to the extent that Series Q Stock shall be outstanding, and provided that the Corporation has fulfilled its Sinking Fund Obligation on such date, the Corporation may at the option of the Board of Directors redeem additional shares of Series Q Stock (any redemption of less than all of the then outstanding Series Q Stock being applied in satisfaction of required Sinking Fund Obligations in inverse order of their scheduled Sinking Fund Dates) at the redemption price of $1,000.00 per share (the Redemption Amount"), plus in each case an amount per share equal to all dividends accrued and unpaid thereon to the date of redemption, plus in each case the Optional Redemption Amount, if any.

                  For purposes of this Section 23(d)(2) (and Section 23(e) as provided therein), the following definitions shall apply:

                  "OPTIONAL REDEMPTION AMOUNT" shall mean, with respect to each share of Series Q Stock, an amount equal to (A) the excess, if any, of the Discounted Value of the Called Amount over the sum of (1) such Called Amount plus (ii) accrued and unpaid dividends on the shares of Series Q Stock to be redeemed as of (including dividends payable on) the Settlement Date, divided by (B) the number of shares of Series Q Stock to be redeemed on such Settlement Date. The Optional Redemption Amount shall in no event be less than zero.

                  "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City or Ohio are required or authorized to be closed.

                  "CALLED AMOUNT" shall mean, with respect to the Series Q Stock, the aggregate Redemption Amount of the shares of Series Q Stock that are to be redeemed pursuant to this Section 23(d)(2) or pursuant to the provisions of Section 23(e) regarding voluntary liquidation, dissolution, or winding up of the affairs of the Corporation.

                  "DISCOUNTED VALUE" shall mean, with respect to the Called Amount, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Amount from their respective scheduled due dates to the Settlement Date, in accordance with accepted financial practice and at a discount factor (applied on a quarterly basis) equal to the Reinvestment Yield with respect to such Called Amount.

                  "REINVESTMENT YIELD" shall mean, with respect to the Called Amount, the yield to maturity implied by (1) the yields reported., as of 10:00 A.M. (New York City time) on the Business Day next preceding the Settlement Date, on the display designated as "Page 678" on the Telerate Service (or such other display as nay replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Amount as of such Settlement Date, or, if such yields shall not be reported as of such time or if the yields reported as of such time shall not be ascertainable, (ii) the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Settlement Date, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Amount as of such Settlement Date. Such Implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between reported yields.

                  "REMAINING AVERAGE LIFE" shall mean, with respect to the Called Amount, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Amount into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Amount (but not of dividends that would have been payable with respect to the shares of Series Q Stock to be redeemed between the Settlement Date and the respective Sinking Fund Dates) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date and the scheduled Sinking Fund Date of such Remaining Scheduled Payment.

                  "REMAINING SCHEDULED PAYMENTS" shall mean, with respect to the Called Amount, all payments required by Section 23(d)(1) with respect to such Called Amount plus all dividends at the rate of $103.60 per annum on the shares of Series Q Stock to be redeemed that would have been payable between the Settlement Date and the respective Sinking Fund Dates.

                  "SETTLEMENT DATE" shall mean, with respect to the Called Amount, the date on which such Called Amount is to be redeemed pursuant to this Section 23(d)(2) or becomes payable pursuant to the provisions of Section 23(e) regarding voluntary liquidation, dissolution or winding up of the affairs of the Corporation.

            (3) On June 1, 2001, the Corporation shall redeem all remaining shares of Series Q Stock, if any, then outstanding at the redemption price of $1,000.00 per share plus in each case an amount per share equal to all dividends accrued and unpaid thereon to the date of redemption.

      (e) The amount payable per share on Series Q Stock in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be the redemption price then in effect as set forth in Subsection (d)(2) of this Section and in the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $1,000.00, plus in each case an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to this Subsection (e).

      (f) The number of shares of Series Q Stock shall not be Increased above, and shall not exceed, 75,000. Series Q Stock once redeemed, pur chased or otherwise acquired by the Corporation shall not be re issued as shares of Series Q Stock, but, having been restored to the status of authorized but unissued shares of Serial Preferred Stock without serial designation, may, in whole or in part, be, or be included in, any subsequent series of Serial Preferred Stock of a new designation with such express terms as may be fixed by the Board of Directors of the Corporation.

      (g) In the event that there is for any reason a change in the Federal Tax Rate (other than a change increasing such rate to more than 34%), then, in that event, the dividend rate on the Series Q Stock shall be automatically adjusted (but not higher than a rate of $105.00 per annum), effective as of the effective date of change for each such change, to the rate per annum determined by multiplying the original dividend rate on such Series Q Stock by the Adjustment Fraction.

            For purposes of this Section 23(g), the following definitions shall apply:

            "ADJUSTMENT FRACTION" shall mean the following fraction resulting from the following formula:

                  (1 - (Xo x Fo)) x (1 - Fn)
                  -------------------------
                  (1 - (Xo x Fn)) x (1 - Fo)

                  where

            Xo = 30% (the Inclusion Rate, which is that portion of dividends received that are includable in taxable income for corporations as set forth in the Internal Revenue Code of 1986 as amended)

            Fo = 34% (the Federal Tax Rate in effect on the date the original dividend rate was determined)

            Fn = the new Federal Tax Rate

            The Adjustment Fraction will be rounded to three decimal places with rounding up if the fourth decimal place is .0005 or higher, and rounding down otherwise.

            "FEDERAL TAX RATE" shall mean the highest marginal income tax rate in effect for corporations as set forth in the Internal Revenue Code of 1986 as amended.

Section 24. Serial Preferred Stock, $88.00 Series R. Of the 4,000,000 authorized shares of Serial Preferred Stock, 50,000 shares are designated as a series entitled "Serial Preferred Stock, $88.00 Series R" (hereinafter called "Series R Stock"). The shares of Series R Stock shall have the express terms set forth in this Division as being applicable to all shares of Serial Preferred Stock as a class and, in addition, the following express terms applicable to all shares of Series R Stock as a series of the Serial Preferred Stock:

      (a) The annual dividend rate of the Series R Stock shall be $88.00 per share.

      (b) Dividends on Series R Stock shall be payable, if declared, quarterly on the first day of March, June, September and December of each year, the first quarterly dividend being payable, if declared, on March 1, 1992, to the extent accrued. The amount of dividends pay able on any share of Series R Stock for any period shorter than a full quarterly dividend period shall be calculated on the basis of a 360-day year and 30-day months and, with respect to any month in which such share of the Series R Stock is not outstanding for the entire month, the actual number of days that such share of Series R Stock is outstanding in such month.

      (c)   Dividends on Series R Stock shall be cumulative as follows:

            (1) with respect to shares included in the initial issue of Series R Stock and shares issued any time thereafter up to and including the record date for the payment of the first dividend on the initial issue of Series R Stock, dividends shall be cumulative from the date of the initial issue of Series R Stock; and

            (2) With respect to shares issued any time after the aforesaid record date, dividends shall be cumulative from the dividend payment date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the record date for the payment of a dividend on Series R Stock and ending on the payment date of that dividend, dividends with respect to such shares shall be cumulative from that dividend payment date.

      (d) Subject to the provisions of Section 5(c)(3) of this Division and in the manner provided in Sections 3(b)(1) and (2) of this Division, the Corporation shall, on December 1, 2001, redeem all shares of Series R Stock then outstanding at the redemption price of $1,000.00 per share, plus an amount per share equal to all dividends accrued and unpaid thereon to the date of redemption. If the Corporation shall not have on such date sufficient funds legally available to effect such mandatory redemption, it shall set aside for such redemption on such date such funds, if any, as are then legally available, and shall do so as promptly as practicable thereafter as the Corporation determines that it has funds then legally available, and shall apply such funds to the redemption of shares of Series R Stock as provided in this paragraph until it has redeemed all of the Series R Stock. Notwithstanding the foregoing, if at any time the Corporation (i) shall be obligated to redeem Series R Stock or to set aside legally available funds for that purpose and to redeem other Serial Preferred Stock and (ii) shall not have sufficient funds legally available to do so in full, then such portion of such then legally available funds shall be set aside to redeem the Series R Stock as shall bear the same ratio to the total funds then legally available to effect such redemption and to meet the then unmet obligations to redeem all outstanding Serial Preferred Stock as the then unmet obligation to redeem Series R Stock bears to the aggregate of such unmet obligations to redeem and the then unmet obligations to redeem all outstanding Serial Preferred Stock. At any time following the setting aside of funds to redeem Series R Stock pursuant to this paragraph when the amount so set aside is sufficient to redeem at least 100 shares of Series R Stock, the Corporation shall promptly call for redemption such number of whole shares of Series R Stock as may be redeemed with such amount at the redemption price of $1,000.00 per share, plus accrued but unpaid dividends on Series R Stock then being redeemed to the date of redemption. The shares of Series R Stock shall not be subject to redemption except pursuant to this paragraph.

      (e) The amount payable per share on Series R Stock in the event of any liquidation, dissolution or winding up of the affairs of the Corporation shall be $1,000.00, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to this paragraph.

      (f) The number of shares of Series R Stock shall not be increased above, and shall not exceed, 50,000. Series R Stock once redeemed, purchased or otherwise acquired by the Corporation shall not be reissued as shares of Series R Stock, but, having been restored to the status of authorized but unissued shares of Serial Preferred Stock without serial designation, may, in whole or in part, be, or be included in, any subsequent series of Serial Preferred Stock of a new designation with such express terms as nay be fixed by the Board of Directors of the Corporation.

Section 25. Serial Preferred Stock, $90.00 Series S. Of the 4,000,000 authorized shares of Serial Preferred Stock, 75,000 shares are designated as a series entitled "Serial Preferred Stock, $90.00 Series S" (hereinafter called "Series S Stock"). The shares of Series S Stock shall have the express terms set forth in this Division as being applicable to all shares of Serial Preferred Stock as a class and, in addition, the following express terms applicable to all shares of Series S Stock as a series of the Serial Preferred Stock:

      (a) The annual dividend rate of the Series S Stock shall be $90.00 per share.

      (b) Dividends on Series S Stock shall be payable, if declared, quarterly on the first day of February, May, August and November of each year, the first quarterly dividend being payable, if declared, on February 1, 1993, to the extent accrued. The amount of dividends payable for the initial dividend period or any period shorter than a full quarterly dividend period shall be calculated on the basis of a 360-day year and 30-day months or, with respect to any month in which any share of the Series S Stock is not outstanding for the entire month, the actual number of days that such share of Series S Stock is outstanding in such month.

      (c)   Dividends on Series S Stock shall be cumulative as follows:

            (1) With respect to shares included in the initial issue of Series S Stock and shares issued any time thereafter up to and including the record date for the payment of the first dividend on the initial issue of Series S Stock, dividends shall be cumulative from the date of the initial issue of Series S Stock; and

            (2) With respect to shares issued any time after the aforesaid record date, dividends shall be cumulative from the dividend payment date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the record date for the payment of a dividend on Series S Stock and ending on the payment date of that dividend, dividends with respect to such shares shall be cumulative from that dividend payment date.

      (d) Subject to the provisions of Section 5(c)(3) of this Division and in the manner provided in Sections 3(b)(1) and (2) of this Division, the Corporation shall, on November 1, 1999 and on each November 1 thereafter, redeem 18,750 shares of Series S Stock, or the number of shares then outstanding, if less, at the redemption price of $1,000.00 per share, plus an amount per share equal to all dividends accrued and unpaid thereon to the date of redemption. If the Corporation shall not have on any such date sufficient funds legally available to effect such mandatory redemption, it shall set aside for such redemption on such date such funds, if any, as are then legally available, and shall do so as promptly as practicable thereafter as the Corporation determines that it has funds then legally available, and shall apply such funds to the redemption of shares of Series S Stock as provided in the last sentence of this paragraph until it has redeemed all of the Series S Stock then required to be redeemed pursuant to the first sentence of this paragraph. Notwithstanding the foregoing, if at any time the Corporation (i) shall be obligated to redeem Series S Stock or to set aside legally available funds for that purpose and to redeem other Serial Preferred Stock for its sinking fund or other mandatory redemption terms and (ii) shall not have sufficient funds legally available to do so in full, then such portion of such then legally available funds shall be set aside to redeem the Series S Stock as shall bear the same ratio to the total funds then legally available to effect such redemption and to meet the then unmet obligations of the sinking fund and other mandatory redemption terms of all outstanding Serial Preferred Stock as the then unmet obligation to redeem Series S Stock bears to the aggregate of such unmet obligations to redeem and the then unmet obligations of the sinking fund and other mandatory redemption terms of all outstanding Serial Preferred Stock. At any time following the setting aside of funds to redeem Series S Stock pursuant to this paragraph when the amount so set aside is sufficient to redeem at least 100 shares of Series S Stock, the Corporation shall promptly call for redemption such number of whole shares of Series S Stock as may be redeemed with such amount at the redemption price of $1,000.00 per share, plus accrued but unpaid dividends on Series S Stock then being redeemed to the date of redemption. The shares of Series S Stock shall not be subject to redemption except pursuant to this paragraph.

      (e) The amount payable per share on Series S Stock in the event of any liquidation, dissolution or winding up of the affairs of the Corporation shall be $1,000.00, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to this paragraph.

      (f) The number of shares of Series S Stock shall not be increased above, and shall not exceed, 75,000. Series S Stock once redeemed, purchased or otherwise acquired by the Corporation shall not be reissued as shares of Series S Stock, but, having been restored to the status of authorized but unissued shares of Serial Preferred Stock without serial designation, may, in whole or in part, be, or be included in, any subsequent series of Serial Preferred Stock of a new designation with such express terms as may be fixed by the Board of Directors of the Corporation.

Section 26. Serial Preferred Stock, $42.40 Series T. Of the 4,000,000 authorized shares of Serial Preferred Stock, 200,000 shares are designated as a series entitled "Serial Preferred Stock, $42.40 Series T" (hereinafter called "Series T Stock"). The shares of Series T Stock shall have the express terms set forth in this Division as being applicable to all shares of Serial Preferred Stock as a class and, in addition, the following express terms applicable to all shares of Series T Stock as a series of the Serial Preferred Stock:

      (a) The annual dividend rate of the Series T Stock shall be $42.40 per share.

      (b) Dividends on Series T Stock shall be payable, if declared, quarterly on the first day of February, May, August and November of each year, the first quarterly dividend being payable, if declared, on August 1, 1993, to the extent accrued. The amount of dividends payable for the initial dividend period or any period shorter than a full quarterly dividend period shall be calculated on the basis of a 360-day year and 30-day months or, with respect to any month in which any share of the Series T Stock is not outstanding for the entire month, the actual number of days that such share of Series T Stock is outstanding in such month.

      (c)   Dividends on Series T Stock shall be cumulative as follows:

            (1) With respect to shares included in the initial issue of Series T Stock and shares issued any time thereafter up to and including the record date for the payment of the first dividend on the initial issue of Series T Stock, dividends shall be cumulative from the date of the initial issue of Series T Stock; and

            (2) With respect to shares issued any time after the aforesaid record date, dividends shall be cumulative from the dividend payment date next preceding the date of issue of such shares, except that if such shares are issued during the period commencing the day after the record date for the payment of a dividend on Series T Stock and ending on the payment date of that dividend, dividends with respect to such shares shall be cumulative from that dividend payment date.

      (d) Series T Stock shall not be redeemable prior to June 1, 1998. Thereafter, subject to the provisions of Section 5(c)(3) of this Division and in the manner provided in Sections 3(b)(1) and (2) of this Division, Series T Stock shall be redeemable at any time or from time to time, at the option of the Board of Directors, upon payment of $500.00 per share, plus an amount per share equal to all dividends accrued and unpaid thereon to the date of redemption.

      (e) The amount payable per share on Series T Stock in the event of any liquidation, dissolution or winding up of the affairs of the Corporation shall be $500.00, plus an amount per share equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to this paragraph.

      (f) The number of shares of Series T Stock shall not be increased above, and shall not exceed, 200,000. Series T Stock once redeemed, purchased or otherwise acquired by the Corporation shall not be reissued as shares of Series T Stock, but, having been restored to the status of authorized but unissued shares of Serial Preferred Stock without serial designation, may, in whole or in part, be, or be included in, any subsequent series of Serial Preferred Stock of a new designation with such express terms as may be fixed by the Board of Directors of the Corporation.

                                   DIVISION B

The Preference Stock shall have the following express terms:

Section 1. Preferences; Series. The Preference Stock shall rank junior to the Serial Preferred Stock as to the payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation. The Preference Stock may be issued from time to time in one or more series. All shares of Preference Stock shall be of equal rank and shall be identical, except in respect of the matters that nay be fixed by the Board of Directors as hereinafter provided, and each share of a series shall be identical with all other shares of such series, except as to the date from which dividends are cumulative. Subject to the provisions of Sections 2 to 7, inclusive, of this Division, which provisions shall apply to all Preference Stock, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and with respect to each such series to determine and fix prior to the issuance thereof (and thereafter, to the extent provided in clause (b) of this Section) the following:

      (a) The designation of the series, which may be by distinguishing number, letter or title;

      (b) The number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance thereof (but not below the number of shares thereof then outstanding);

      (c)   The annual dividend rate or rates of the series;

      (d) The dates on which and the period or periods for which dividends, if declared, shall be payable and the date or dates from which dividends shall accrue and be cumulative;

      (e) The redemption rights and price or prices, if any, for shares of the series;

      (f) The terms and amount of the sinking fund, if any, for the purchase or redemption of shares of the series;

      (g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, which may be different for voluntary and involuntary liquidation, dissolution or winding up;

      (h) Whether the shares of the series shall be convertible into Common Stock or shares of any other class ranking junior to the Preference Stock or any series of the same class of stock of the Corporation and, if so, the conversion rate or rates or price or prices, any adjustments thereof and all other terms and conditions upon which such conversion may be made; and

      (i) Restrictions (in addition to those set forth in Sections 5(c) and 5(d) of this Division) on the issuance of shares of the same series or of any other class or series.

The Board of Directors is authorized to adopt from time to time amendments to the Amended Articles or Incorporation fixing, with respect to each such series, the matters described in clauses (a) through (1), inclusive, of this Section.

Section 2. Dividends.

      (a) The holders of Preference Stock of each series, subject to the prior preference with respect to dividends upon Serial Preferred Stock set forth in Section 2 of Division A and in preference to the holders of Common Stock and of any other class of shares ranking junior to the Preference Stock, shall be entitled to receive out of any funds legally available and when and as declared by the Board of Directors, dividends in cash at the rate or rates for such series fixed in accordance with the provisions of Section 1 of this Division and no more, payable on the dates fixed for such series. Such dividends shall be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends shall be paid upon or declared or set apart for any series of the Preference Stock for any dividend period unless at the same time a like proportionate dividend for the dividend periods terminating on the same or any earlier date, ratably in proportion to the respective annual dividend rates fixed therefor, shall have been paid upon or declared or set apart for all Preference Stock of all series then issued and outstanding and entitled to receive such dividend.

      (b) So long as any Preference Stock shall be outstanding no dividend, except a dividend payable in Common Stock or other shares ranking Junior to the Preference Stock, shall be paid or declared or any distribution be made, except as aforesaid, in respect of the Common Stock or any other shares ranking Junior to the Preference Stock, nor shall any Common Stock or any other shares ranking Junior to the Preference Stock be purchased, retired or otherwise acquired by the Corporation, except out of the proceeds of the sale of Common Stock or other shares of the Corporation ranking Junior to the Preference Stock received by the Corporation subsequent to the date of first issuance of Preference Stock of any series, unless:

            (1) All accrued and unpaid dividends on Preference Stock, including the full dividends for all current dividend periods, shall have been declared and paid or a sum sufficient for payment thereof set apart; and

            (2) There shall be no arrearages with respect to the redemption of Preference Stock of any series from any sinking fund provided for shares of such series in accordance with the provisions of
                  Section 1 of this Division.

Section 3, Redemption,

      (a)   Subject to the express terms of each series and to the provisions of
            Section 5(c)(2) of this Division, the Corporation:

            (1) May, from time to time at the option of the Board of Directors, redeem all or any part of any redeemable series of Preference Stock at the tine outstanding at the applicable redemption price for such series fixed in accordance with the provisions of Section 1 of this Division; and

            (2) Shall, from time to time, make such redemptions of each series of Preference Stock as may be required to fulfill the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of this Division;

                  and shall in each case pay all accrued and unpaid dividends to the redemption date.

      (b)   (1)   Notice of every such redemption shall be mailed, postage
                  prepaid, to the holders of record of the Preference Stock to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than 30 days nor more than 90 days prior to the date fixed for such redemption, or such other time prior thereto as the Board of Directors shall fix for any series pursuant to Section 1(e) of this Division prior to the issuance thereof. At any time after notice as provided above has been deposited in the mail, the Corporation may deposit the aggregate redemption price of the shares of Preference Stock to be redeemed, together with accrued and unpaid dividends thereon to the redemption date, with any bank or trust company in Ohio or New York, New York, having capital and surplus of not less than $25,000,000, named in such notice, directed to be paid to the respective holders of the shares of Preference Stock so to be redeemed, in amounts equal to the redemption price of all shares of Preference Stock so to be redeemed, on surrender of the stock certificate or certificates held by such holders; and upon the deposit of such notice in the mail and the making of such deposit of money with such bank or trust company, such holders shall cease to be shareholders with respect to such shares; and from and after the time such notice shall have been so deposited and such deposit of money shall have been so made, such holders shall have no interest in or claim against the Corporation with respect to such shares, except only the right to receive such money from such bank or trust company without interest or to exercise, before the redemption date, any unexpired privileges of conversion. In the event less than all of the outstanding shares of Preference Stock are to be redeemed, the Corporation shall select by lot or pro rata the shares so to be redeemed in such manner as shall be prescribed by the Board of Directors.

            (2) If the holders of shares of Preference Stock which have been called for redemption shall not, within six years after such deposit, claim the amount deposited for the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof and to such holders.

      (c) Except as otherwise provided in Section 5(d)(2) of this Division, the Corporation may also from time to time purchase or otherwise acquire, for a consideration, shares of its outstanding Preference Stock of any series.

      (d) Any shares of Preference Stock which are (1) redeemed by the Corporation pursuant to the provisions of this Section, (2) purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series, (3) converted in accordance with the express terms thereof, or (4) otherwise acquired by the Corporation, shall resume the status of authorized but unissued shares of Preference Stock without serial designation.

Section 4. Liquidation.

      (a) Subject to the prior preference with respect to distributions to holders of Serial Preferred Stock in the event of a voluntary or in voluntary liquidation, dissolution or winding up of the affairs of the Corporation:

            (1) The holders of Preference Stock of any series shall, in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Stock or any other shares ranking Junior to the Preference Stock, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Division, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation; and in the event the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding shares of Preference Stock of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon outstanding shares of Preference Stock in proportion to the full preferential amount to which each such share is entitled; and

            (2) After payment to the holders of Preference Stock of the full preferential amounts as aforesaid, the holders of Preference Stock, as such, shall have no right or claim to any of the remaining assets of the Corporation.

      (b) The merger or consolidation of the Corporation into or with any other corporation, the merger of any other corporation into it, or the sale, lease or conveyance of all or substantially all the property or business of the Corporation, shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this Section.

      (c) Nothing in this Section 4 of this Division shall be deemed to prevent the purchase, acquisition or other retirement by the Corporation of any shares of its outstanding stock as now or in the future authorized or permitted by the laws of the State of Ohio.

Section 5. Voting,

      (a) The holders of Preference Stock shall have no voting rights, except as provided in this Section or required by law.

      (b)   (1)   If, and so often as, the Corporation shall be in default in the payment of the equivalent of the full dividends for a number of dividend payment periods (whether or not consecutive) which in the aggregate contain at least 540 days on any series of Preference Stock at the time outstanding, whether or not earned or declared, the holders of Preference
                  Stock of all series, voting separately as a class, shall be entitled to elect, as herein provided, two members of the Board of Directors of the Corporation, subject to the prior rights of the holders of Serial Preferred Stock as hereinbefore provided in Division A; provided, however, that the holders of shares of Preference Stock shall not have or exercise such special class voting rights except at meetings of such shareholders for the election of Directors at which the holders of not less than 50% of the outstanding shares of Preference Stock of all series then outstanding are present in person or by proxy; and provided further that the special class voting rights provided for in this paragraph when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on the Preference Stock of all series then outstanding shall have been paid, whereupon the holders of Preference Stock shall be divested of their special class voting rights in respect of subsequent elections of Directors, subject to the revesting of such special class voting rights in the event hereinabove specified in this paragraph.

            (2) In the event of default entitling the holders of Preference Stock to elect two Directors as specified in Paragraph 1 of this Subsection, a special meeting of such holders for the purpose of electing such Directors shall be called by the Secretary of the Corporation upon written request of, or may be called by; the holders of record of at least 10% of the shares of Preference Stock of all series at the time outstanding, and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the Corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be held within 120 days after the date of receipt of the foregoing written request from the holders of Preference Stock. At any meeting at which the holders of Preference Stock shall be entitled to elect Directors, the holders of 50% of the then outstanding shares of Preference Stock of all series, present in person or by proxy, shall be sufficient to constitute a quorum, and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be such a quorum shall be sufficient to elect the members of the Board of Directors which the holders of Preference Stock are entitled to elect as hereinabove provided. Notwithstanding any provision of these Amended Articles of Incorporation or the Regulations of the Corporation or any action taken by the holders of any class of shares fixing the number of Directors of the Corporation, the two Directors who may be elected by the holders of Preference Stock pursuant to this Subsection shall serve in addition to any other Directors then in office or proposed to be elected otherwise than pursuant to this Subsection. Nothing in this Subsection shall prevent any change otherwise permitted in the total number of Directors of the Corporation or require the resignation of any Director elected otherwise than pursuant to this Subsection. Notwithstanding any classification of the other Directors of the Corporation, the two Directors elected by the holders of Preference Stock shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

            (3) In case of any vacancy in the office of a Director occurring among the Directors elected by the holders of the Preference Stock, voting separately as a class, or of a vacancy in the office of his or her successor appointed as below provided, the remaining Director so elected may elect a successor to hold office for the unexpired term of the Director whose place shall be vacant. Likewise, in case of any vacancy in the office of a Director occurring among the Directors not elected by the holders of the Serial Preferred Stock or the Preference Stock, or of a vacancy in the office of his or her successor appointed as below provided, the remaining Directors not elected by the holders of the Serial Preferred Stock or the Preference Stock, by affirmative vote of a majority thereof, or the remaining such Director if there be but one, may elect a successor or successors to hold office for the unexpired term of the Director or Directors whose place or places shall be vacant.

      (c) The holders of the outstanding shares of any series of Preference Stock shall not have any right under the provisions set forth in this Section 5 to vote in respect of the authorization of issuance of any shares of any class of stock of the Corporation if, through the application of proceeds thereof or otherwise in connection therewith, provision is to be made for redemption or retirement of all of the shares of such series of Preference Stock at the time outstanding.

      (d) The affirmative vote or consent of the holders of at least two-thirds of the shares of Preference Stock at the time outstanding, voting or consenting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect any one or more of the following (but so far as the holders of Preference Stock are concerned, such action may be effected with such vote or consent):

            (1) Any amendment, alteration or repeal of any of the provisions of the Amended Articles of Incorporation or of the Regulations of the Corporation which affects adversely the preferences or voting or other rights of the holders of Preference Stock; provided, however, that for the purpose of this paragraph only, neither the amendment of the Amended Articles of Incorporation so as to authorize, create or change the authorized or outstanding amount of Preference Stock or of any shares of any class ranking on a parity with or junior to the Preference Stock nor the amendment of the provisions of the Regulations so as to change the number of Directors of the Corporation shall be deemed to affect adversely the preferences or voting or other rights of the holders of Preference Stock; and provided further, that if such amendment, alteration or repeal affects adversely the preferences or voting or other rights of one or more but not all series of Preference Stock at the time outstanding, only the affirmative vote or consent of the holders of at least two-thirds of the number of the shares at the time outstanding of the series so affected shall be required; or

            (2) The purchase or redemption (for sinking fund purposes or otherwise) of less than all of the Preference Stock then outstanding except in accordance with a stock purchase offer made to all holders of record of Preference Stock, unless all dividends on all Preference Stock then outstanding for all previous dividend periods shall have been declared and paid or funds therefor set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

      (e) The affirmative vote or consent of the holders of at least a majority of the shares of Preference Stock at the time outstanding, voting or consenting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect any one or more of the following (but so far as the holders of Preference Stock are concerned, such action may be effected with such vote or consent):

            (1) The sale, lease or conveyance by the Corporation of all or substantially all of its property or business;

            (2) The consolidation of the Corporation with or its merger into any other corporation, unless the corporation resulting from such consolidation or surviving such merger will not have after such consolidation or merger any class of shares either authorized or outstanding ranking prior to or on a parity with the Preference Stock except the same number of shares ranking prior to or on a parity with the Preference Stock and having the same rights and preferences as the shares of the Corporation authorized and outstanding immediately preceding such consolidation or merger (and each holder of Preference Stock immediately preceding such consolidation or merger shall receive the same number of shares with the same rights and preferences of the resulting or surviving corporation); provided, however, that no vote or consent of the holders of Preference Stock shall be necessary to effect the consolidation of the Corporation with or its merger into a company owning all or a majority of the Corporation's Common Stock, or any affiliate;

            (3) The authorization, creation or the increase in the authorized amount of any shares of any class or any security convertible into shares of any class, in either case ranking prior to the Preference Stock; or

            (4) The authorization of any shares ranking on a parity with or convertible into the Preference Stock, or convertible into a class of stock on a parity with the Preference Stock, or an increase in the authorized number of shares of Preference Stock.

      (f) Neither the vote, consent nor any adjustment of the voting rights of holders of shares of Preference Stock shall be required for an increase in the number of shares of Common Stock authorized or issued or for stock splits of the Common Stock or for stock dividends on any class of stock payable solely in Common Stock; and none of the foregoing actions shall be deemed to affect adversely the preferences or voting or other rights of Preference Stock within the meaning and for the purpose of this Division.

Section 6. Preemptive Rights. No holder of Preference Stock as such, shall have any pre-emptive right to purchase, have offered to him for purchase or subscribe for any of the Corporation's shares or other securities of any class, whether now or hereafter authorized.

Section 7. Definitions. For the purposes of this Division:

      (a) Whenever reference is made to shares "ranking prior to the Preference Stock", such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are given preference over the rights of the holders of Preference Stock;

      (b) Whenever reference is made to shares "on a parity with the Preference Stock", such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation rank on an equality (except as to the amounts fixed therefor) with the rights of the holders of Preference Stock; and

      (c) Whenever reference is made to shares "ranking junior to the Preference Stock", such reference shall mean and include all shares of the Corporation other than those defined under Subsections (a) and (b) of this Section as shares "ranking prior to" or "on a parity with" the Preference Stock.

Section 8. Preference Stock, $77.50 Series 1. Redeemed August 1, 1989.

                                   DIVISION C

The Common Stock shall have the following express terms:

Section 1. General. The Common Stock shall be subject to the express terms of the Serial Preferred Stock and any series thereof and to the express terms of the Preference Stock and any series thereof. Each share of Common Stock shall be equal to every other share of Common Stock and the holders thereof shall be entitled to one vote for each share of Common Stock on all questions presented to the shareholders.

Section 2. Changes in Number of Authorized Shares. The affirmative vote or consent of the holders of at least a majority of the shares of Common Stock at the time outstanding, voting or consenting separately as a class, given in person or by proxy either in writing or at a meeting called for the purpose, shall be necessary to effect a change in the authorized number of shares of the Corporation or of any class of such shares.

Section 3. Pre-emptive Rights. No holder of Common Stock shall have any pre-emptive right to purchase, have offered to him for purchase or subscribe for any of the Corporation's shares or other securities of any class, whether now or hereafter authorized.

      ARTICLE FIVE. The Corporation, by action of the Board of Directors, may purchase shares of any class issued by the Corporation.

      ARTICLE SIX. These Amended Articles of Incorporation shall supersede and take the place of the heretofore existing Amended Articles of Incorporation of the Corporation and all amendments thereof prior to the date hereof.